    ENTERPRISE







                           ADVANTUS ENTERPRISE FUND, INC.

    ANNUAL REPORT TO SHAREHOLDERS DATED SEPTEMBER 30, 1999
                                                                   [LOGO]


                               [ART]

ADVANTUS ENTERPRISE FUND

TABLE OF CONTENTS

PERFORMANCE UPDATE                 2

INVESTMENTS IN SECURITIES          8

STATEMENT OF ASSETS AND
LIABILITIES                       12

STATEMENT OF OPERATIONS           13

STATEMENTS OF CHANGES IN NET
ASSETS                            14

NOTES TO FINANCIAL STATEMENTS     15

INDEPENDENTS AUDITORS' REPORT     20

SHAREHOLDER SERVICES              21

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholder:

Growth has been the economic story throughout this fiscal year. The domestic growth story continues, albeit growth is slower than in the past. The Federal Reserve's proactive stance (i.e., raising rates BEFORE reported inflation) demonstrates the Fed's continuing resolve to control inflation by reigning in domestic growth. So far, the Fed has achieved this delicate economic balance.

World growth is slowly accelerating. The global economic picture is vastly different than it was one year ago. Japan has worked its way back from a devastating recession and financial crisis. Emerging markets are surging and international markets, overall, are strong. The world's central banks have played critical roles in getting their respective countries back on track. Like the Fed, the world's central banks plotted a course of action, and like the Fed, these banks espoused an expansionary bias. Relative to conditions, each bank aggressively used its monetary policy to lower interest rates. These actions have contributed to global economic recovery, country by country.

As the rest of the world rallies, the conditions in the U.S. will likely put more pressures on our economic systems. The fixed income market may feel some pressure too due to higher commodity prices, global economic growth, a weaker dollar, tight labor market, and a Fed poised to tighten. Conditions may also bode poorly for the stock market. After several years of good equity markets - driven by both robust growth and higher valuation levels - investors are acutely aware that the environment is changing. The markets will continue under pressure if interest rates move higher and valuations peak, challenging the long-running bull market. On a brighter note, the loss of price momentum in the U.S. equity market will allow earnings growth to catch up with multiples, thus building the base for the next leg up in the secular bull market for equities.

If at any time you have questions about your Advantus mutual fund investments, I encourage you to contact your financial professional or call Advantus Shareholders Services at 1-800-665-6005. This number allows you 24-hour access, seven days a week, to your mutual fund account information via an automated voice-response system. Or you can speak directly to an Advantus Shareholder Services Representative during business hours, 8 A.M. to 4:45 P.M. (Central
Time) any day that the New York Stock Exchange is open for business.

We appreciate your continued patronage of Advantus Funds. Helping you move closer to your investment goals is important to us, and we look forward to working long-term with you and your financial professional.

Thank you for investing with Advantus.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff, President
Advantus Funds

ADVANTUS ENTERPRISE FUND

PERFORMANCE UPDATE

[PHOTO]

JAMES P. TATERA, CFA
SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER
The Advantus Enterprise Fund
is a mutual fund designed for
investors seeking long-term
accumulation of capital. In
pursuit of this objective,
the Fund will invest
primarily in common and
preferred stocks issued by
small capitalization
companies (i.e., companies
with a market capitalization
of less than $1.5 billion) at
the time of purchase. In
selecting equity securities,
the Fund invests in
securities that the
investment adviser believes
show sustainable earnings
growth potential and
improving profitability.

  - Dividends paid quarterly.

  - Capital gains distributions paid annually.

PERFORMANCE

For the year ended September 30, 1999, the Advantus Enterprise Fund returned the following for each class of shares currently offered:

Class A..............................        28.62 percent*
Class B..............................        27.57 percent*
Class C..............................        27.48 percent*

The Fund's benchmark, the Russell 2000 Growth Index** returned 32.64 percent for the same period.

PERFORMANCE ANALYSIS

Small cap growth stocks rode the proverbial roller coaster of returns over the past year with very strong returns in 1998's fourth quarter and 1999's second quarter while posting losses in the first and third quarters of 1999. Overall the year provided excellent returns with small growth companies handily outperforming small value companies.

The Fund similarly had significant variation in quarterly performance over the past year. Our disciplined style of investing, which focuses on the fundamentals of individual companies, performed especially well in the last three months of 1998 and in the period since April of this year. During these periods the market's best performers came from a broad array of industries including but not limited to technology and the Internet. In the first four months of 1999, the market's narrow focus on the Internet and technology led to a very volatile and narrow market environment. While we participated in this performance we lagged the index and other managers which were heavily focused in technology stocks.

Technology stocks were the big winners accounting for over one half of the total return for the entire index. By comparison, our diversified portfolio had significant contributions from electrical equipment, wireless communications, transportation and consumer services in addition to broad-based technology stocks.

Within the Fund, those companies that provide a valuable component for today's explosive technology needs, whether it is data networking, semiconductors or wireless communications, have had strong performance. The explosion of consumer spending on everything from wireless handsets and PCs (desk top and portable), to the digitization of various consumer items like cameras, TVs, palm pilots, game consoles etc. has led to significant growth for well positioned companies with the right solution.

The Internet continues to change the way people live, play and do business. While we find Internet opportunities exciting and potentially lucrative, we remain selective in our approach. In practice, this means we hone in on companies with business models that are ultimately profitable, have solid management, and are innovators or creators in this developing arena.

Though Internet stocks have been big performers over the past year, responsible for over 25 percent of the entire Russell 2000 Growth Index's** return, use on the Internet is driving growth in other areas, including telecommunications. One company in the Fund, E-Tek Dynamics, is a direct beneficiary of the Internet growth. Its products allow the telecommunications providers to increase the capacity of their fiber optic networks by up to 64 times. Large system providers, such as Lucent and Nortel, are buying their equipment.

In the wireless communications sector, service providers and equipment manufacturers have both contributed outstanding year-to-date results for the Fund. The service providers are enjoying accelerated subscriber growth due to better value pricing for their services. Additionally, the consolidation of some of the smaller regional wireless providers drove share prices higher. Significant performance in the Fund came from our wireless service providers, racing ahead over 170 percent* as consolidation trends drive the industry. Regional service providers have been consolidating, in effect, creating a nationwide presence. In the Fund, Voicestream Wireless has purchased Aerial Communications and Omnipoint Communications and it looks like Powertel Inc. will be the next target. This consolidation will create the last of the national service providers and put the combined entity in a position to compete with AT&T and Sprint. This along with the growing awareness that wireless will be a big Internet gateway and destination has fueled continued sharp upward re-valuations to these stocks. We originally took positions in all four of these companies expecting this outcome not knowing when it might occur but glad to see it come to fruition this soon.

Within technology, weakness came from the software/services area, as companies continue to be cautious with their technology spending into the fourth quarter, not wanting to start any large projects with the Y2K issues surrounding any new implementations. While some of these stocks sold off due to missed earnings numbers, others were weak in sympathy to overall industry sluggishness. We fully expect the best of these companies to do well in the year 2000 as spending comes back.

We continue to weight the portfolio towards those sectors where we see continued strong growth. This has lead us to overweight the semiconductor sector, especially in the high speed communications area and semi-equipment stocks which are benefiting from a strong cyclical recovery. We also have overweighted the wireless service and equipment stocks since we believe wireless access will see continued growth.

Stemming from the strength in the economy and the need for just in time inventories in manufacturing processes, Eagle USA has been a top performer for the Fund over the past year. Eagle USA provides air freight forwarding and other transportation and logistic services to a wide number of companies in many industries.
*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The Russell 2000 Growth Index contains those stocks from the Russell 2000 with a greater than average growth orientation. The Russell 2000 is the 2,000 smallest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.

Health care was a weak performer for the Fund as concerns over tightening Medicare reimbursements has cast a shadow over the entire industry. Unfortunately, the market has not differentiated between companies that are Medicare-dependent and those that are not subject to Medicare risks. We have held companies with little or no Medicare related revenues feeling that ultimately we would be rewarded for the solid growth in these companies but to date have seen little reward.

OUTLOOK
The fourth calendar quarter of 1999 will likely be one of uncertainty related to the Federal Reserve, interest rates and the Y2K computer related concerns. In the end, we feel the economy will prove to be strong without overheating and with little inflation concerns. None the less, the narrowness of the market continues to be troublesome. Small stocks in particular will likely be unloved until they show consistency in superior earnings growth relative to bigger cap stocks. With today's cheap valuations in smaller stocks, the risk of further deterioration remains small and we believe that solid fundamentals will support higher share prices by year-end.

We continue to stay focused on finding fast growing smaller companies in areas with substantial growth opportunities. We intend to do this through rigorous fundamental analysis of company specific trends in any industry or sector. Key to this process is identifying a management whose vision and business model should lead to significant growth of a particular niche within a growing industry.

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
       INVESTMENT IN ADVANTUS ENTERPRISE FUND, RUSSELL 2000 GROWTH INDEX
                            AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus Enterprise Fund compared to the Russell 2000 Growth Index and the Consumer Price Index. The lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus Enterprise Fund (September 16, 1994 for Class A and Class B and March 1, 1995 for Class C) through September 30, 1999.

                                 CLASS A AND B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
Class A:
One year                       21.54%
Five year                       7.81%
Since inception (9/16/94)       7.57%
Class B:
One year                       22.57%
Five year                       7.88%
Since inception (9/16/94)       7.62%
                                                Russell 2000
                              Class A  Class B  Growth Index      CPI
9/16/94                       $10,000  $10,000       $10,000  $10,000
9/30/94                         9,371    9,910        10,042   10,128
9/30/95                        11,983   12,107        12,616   10,351
9/30/96                        13,979   14,173        14,391   10,662
9/30/97                        15,780   16,000        17,737   10,899
9/30/98                        11,235   11,315        13,331   11,054
9/30/99                        14,450   14,477        17,683   11,261

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                       27.48%
Since inception (3/1/95)        7.63%
                                       Russell 2000
                              Class C  Growth Index      CPI
3/1/95                        $10,000       $10,000  $10,000
9/30/95                        12,038        12,563   10,146
9/30/96                        13,913        14,331   10,450
9/30/97                        15,568        17,662   10,682
9/30/98                        10,992        13,276   10,834
9/30/99                        14,012        17,610   11,119

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. The maximum initial sales charge for Class A shares was 5.0 percent prior to February 1, 1999. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

TEN LARGEST STOCK HOLDINGS

                                                           MARKET      % OF STOCK
COMPANY                                       SHARES       VALUE       PORTFOLIO
-------                                      --------   ------------   ----------
DII Group, Inc.............................   52,000    $ 1,829,750       4.1%
TV Guide, Inc..............................   38,700      1,514,137       3.4%
Orbotech Ltd...............................   22,900      1,416,938       3.2%
Eagle USA Airfreight, Inc..................   44,850      1,342,697       3.0%
Copart, Inc................................   69,500      1,281,406       2.9%
Patterson Dental Company...................   25,400      1,258,888       2.9%
Alpha Industries, Inc......................   22,100      1,246,578       2.8%
Dycom Industries, Inc......................   27,000      1,139,063       2.6%
NCO Group, Inc.............................   23,300      1,095,100       2.5%
Powerwave Technologies, Inc................   22,700      1,094,566       2.5%
                                                        -----------      ----
                                                        $13,219,123      29.9%
                                                        ===========      ====

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities   6.7%
Financial                           0.4%
Basic Materials                     2.3%
Communication Services              2.4%
Consumer Staples                    3.3%
Energy                              3.5%
Transportation                      3.9%
Capital Goods                       4.5%
Health Care                         9.9%
Consumer Cyclical                  16.1%
Technology                         47.0%

ADVANTUS ENTERPRISE FUND
INVESTMENTS IN SECURITIES
SEPTEMBER 30, 1999

(Percentages of each investment category relate to total net assets.)

                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                          ---------------
COMMON STOCK (93.3%)
  BASIC MATERIALS (2.3%)
    Agriculture Products (2.3%)
    23,300   NCO Group, Inc. (b).............................     $ 1,095,100
                                                                  -----------
  CAPITAL GOODS (4.5%)
    Aerospace/Defense (.9%)
    21,100   HEICO Corporation................................        406,175
                                                                  -----------
    Engineering/Construction (2.4%)
    27,000   Dycom Industries, Inc. (b)......................       1,139,063
                                                                  -----------
    Manufacturing (1.2%)
    17,400   Graco, Inc.......................................        570,937
                                                                  -----------
  COMMUNICATION SERVICES (2.4%)
    Cellular (2.4%)
     5,300   Omnipoint Corporation............................        296,137
     4,300   Powertel, Inc. (b)..............................         236,769
     3,400   VoiceStream Wireless Corporation (b)............         209,844
     8,300   Western Wireless Corporation (b)................         372,203
                                                                  -----------
                                                                    1,114,953
                                                                  -----------
  CONSUMER CYCLICAL (16.1%)
    Auto (.9%)
    20,400   CSK Auto Corporation (b)........................         444,975
                                                                  -----------
    Leisure (1.1%)
    19,522   National R V Holdings, Inc. (b).................         385,559
     4,000   Tweeter Home Entertainment (b)..................         149,500
                                                                  -----------
                                                                      535,059
                                                                  -----------
    Retail (4.6%)
    22,600   Abercrombie & Fitch Company (b).................         769,812
    33,500   David's Bridal, Inc. (b)........................         249,156
     6,300   Kohl's Corporation (b)..........................         416,587
     1,500   Media Metrix, Inc. (b)..........................         104,812
    11,600   Steven Madden Ltd. (b)..........................         150,075
                                                                    MARKET
SHARES                                                             VALUE(A)
---------------------------------------------------------------------------
CONSUMER CYCLICAL--CONTINUED

    11,000   Tuesday Morning Corporation (b).................     $   277,750
    11,900   Ultimate Electronic, Inc. (b)...................         185,937
                                                                  -----------
                                                                    2,154,129
                                                                  -----------
    Service (7.4%)
    40,840   Acxiom Corporation (b)..........................         802,761
    69,500   Copart, Inc. (b)................................       1,281,406
    90,100   Fairfield Communities, Inc. (b).................         985,469
    23,700   Metamor Worldwide, Inc. (b).....................         420,675
                                                                  -----------
                                                                    3,490,311
                                                                  -----------
    Textiles (2.1%)
     6,700   Linens 'n Things, Inc. (b)......................         226,125
    41,700   Tropical Sportswear International (b)...........         776,662
                                                                  -----------
                                                                    1,002,787
                                                                  -----------
  CONSUMER STAPLES (3.3%)
    Broadcasting (3.3%)
     2,300   Salem Communications Corporation (b)............          58,650
    38,700   TV Guide, Inc. (b)..............................       1,514,137
                                                                  -----------
                                                                    1,572,787
                                                                  -----------
    Food & Health ( -- )
       100   Valley Medica, Inc. (b).........................           1,194
                                                                  -----------
  ENERGY (3.5%)
    Oil (.8%)
    49,500   Newpark Resources, Inc. (b).....................         383,625
                                                                  -----------
    Oil & Gas (2.7%)
    25,700   Global Marine (b)...............................         422,444
     5,400   Houston Exploration Company (b).................         117,112
    10,300   Louis Dreyfus Natural Gas Corporation (b).......         220,806
    34,700   Tuboscope, Inc. (b).............................         431,581

              See accompanying notes to investments in securities.

                                                        ADVANTUS ENTERPRISE FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                    MARKET
SHARES                                                             VALUE(A)
---------------------------------------------------------------------------
ENERGY--CONTINUED
     3,400   UTI Energy Corporation (b)......................     $    66,087
                                                                  -----------
                                                                    1,258,030
                                                                  -----------
  FINANCIAL (.4%)
    Insurance (.4%)
     6,850   Reinsurance Group of America, Inc................        175,959
                                                                  -----------
  HEALTH CARE (9.9%)
    Biotechnology (1.7%)
     7,100   Gilead Sciences, Inc. (b).......................         455,731
     1,200   IDEC Pharmaceuticals Corporation (b)............         112,838
     5,900   Protein Design Labs, Inc. (b)...................         213,138
                                                                  -----------
                                                                      781,707
                                                                  -----------
    Drugs (2.6%)
    16,400   Barr Laboratories, Inc. (b).....................         520,700
    27,100   Cygnus, Inc. (b)................................         304,028
    14,000   United Therapeutics Corporation (b).............         404,250
                                                                  -----------
                                                                    1,228,978
                                                                  -----------
    Hospital Management (1.0%)
    17,233   Sunrise Assisted Living, Inc. (b)...............         457,752
                                                                  -----------
    Medical Products/Supplies (4.6%)
    25,400   Patterson Dental Company (b)....................       1,258,888
    34,600   Sybron International Corporation (b)............         929,875
                                                                  -----------
                                                                    2,188,763
                                                                  -----------
  TECHNOLOGY (47.0%)
    10,100   Adaptive Broadband Corporation (b)..............         338,350
    14,300   Aironet Wireless Communications, Inc. (b).......         300,300
                                                                    MARKET
SHARES                                                             VALUE(A)
---------------------------------------------------------------------------
TECHNOLOGY--CONTINUED
    22,100   Alpha Industries, Inc. (b)......................     $ 1,246,578
    27,100   ANADIGICS, Inc. (b).............................         762,188
    12,500   Ancor Communications, Inc. (b)..................         303,125
    13,000   ANTEC Corporation (b)...........................         690,625
     7,700   Applied Micro Circuits Corporation (b)..........         438,900
    11,600   Concentric Network Corporation (b)..............         235,625
    30,000   Cree Research, Inc. (b).........................       1,018,125
    28,900   Cymer, Inc. (b).................................       1,002,469
    52,000   DII Group, Inc. (b).............................       1,829,750
    20,700   DuPont Photomasks, Inc. (b).....................         953,494
     7,300   E-Tek Dynamics, Inc. (b)........................         396,025
     3,133   Efficient Networks, Inc. (b)....................         113,963
    10,300   Galileo Technology Ltd. (b)(c)..................         257,500
    45,400   GaSonics International Corporation (b)..........         749,100
    13,900   Genesis Microchip, Inc. (b)(c)..................         245,856
    30,150   Global Imaging Systems, Inc. (b)................         448,481
     2,900   Harbinger Corporation (b).......................          47,850
    22,700   Infinium Software, Inc. (b).....................         113,500
    39,300   IntraNet Solutions, Inc. (b)....................         338,963
     7,000   ISS Group, Inc. (b).............................         190,750
     7,000   JDS Uniphase Corporation (b)....................         796,688
     3,500   Luminant Worldwide Corporation (b)..............         107,625
    22,100   Manugistics Group, Inc. (b).....................         232,050
    20,852   Mastech Corporation (b).........................         281,502

              See accompanying notes to investments in securities.

ADVANTUS ENTERPRISE FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                                    MARKET
SHARES                                                             VALUE(A)
---------------------------------------------------------------------------
TECHNOLOGY--CONTINUED
    31,300   Maximus, Inc. (b)...............................     $   937,044
    19,800   MedQuist, Inc. (b)..............................         662,063
       500   NetSolve, Inc. (b)..............................           8,875
    22,900   Orbotech Ltd. (b)(c)............................       1,416,938
    31,800   PairGain Technologies, Inc. (b).................         405,450
    17,300   Peapod, Inc. (b)................................         174,081
     2,400   PMC-Sierra, Inc. (b)............................         222,000
    10,300   Power-One, Inc. (b).............................         262,650
    22,700   Powerwave Technologies, Inc. (b)................       1,094,566
     6,402   Sapient Corporation (b).........................         603,389
    28,800   Saville Systems ADR (b)(c)......................         423,000
     4,400   Sawtek, Inc. (b)................................         154,000
    11,700   Terayon Communication Systems (b)...............         571,838
    18,100   The Bisys Group, Inc. (b).......................         849,003
                                                                    MARKET
SHARES                                                             VALUE(A)
---------------------------------------------------------------------------
TECHNOLOGY--CONTINUED
     8,000   Transwitch Corporation (b)......................     $   456,000
     6,800   Vitesse Semiconductor Corporation (b)...........         580,550
                                                                  -----------
                                                                   22,260,829
                                                                  -----------
  TRANSPORTATION (3.9%)
    Air Freight (2.8%)
    44,850   Eagle USA Airfreight, Inc. (b)..................       1,342,697
                                                                  -----------
    Airlines (.8%)
    17,600   Skywest, Inc.....................................        386,100
                                                                  -----------
    Transport Services (.3%)
     9,200   Preview Travel, Inc. (b)........................         149,500
                                                                  -----------
Total common stock (cost: $33,189,283)........................     44,141,410
                                                                  -----------

PRINCIPAL
---------
SHORT-TERM SECURITIES (5.3%)
$  631,405   Federated Prime Obligation Fund, current rate 5.220%.................     631,405
 1,110,000   Government National Mortgage Association.........  5.330%    11/09/99   1,103,807
   780,000   U.S. Treasury Bill...............................  4.791%    11/04/99     776,700
                                                                                    ----------
             Total short-term securities (cost: $2,511,655).......................   2,511,912
                                                                                    ----------
             Total investments in securities (cost: $35,700,938) (d)..............  $46,653,322
                                                                                    ==========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Fund held 5.0% of net assets in foreign securities as of September 30, 1999.
(d) At September 30, 1999 the cost of securities for federal income tax purposes was $35,980,074. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

  Gross unrealized appreciation..........  $13,024,570
  Gross unrealized depreciation..........  (2,351,322)
                                           ----------
  Net unrealized appreciation............  $10,673,248
                                           ==========

                 (This page has been left blank intentionally.)

ADVANTUS ENTERPRISE FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999

                                  ASSETS
Investments in securities, at market value - see
 accompanying schedule for detailed listing
 (identified cost: $35,700,938).............................    $46,653,322
Receivable for Fund shares sold.............................        679,760
Receivable for investment securities sold...................        267,693
Accrued interest receivable.................................          2,011
Dividends receivable........................................            528
Other receivable............................................          2,438
                                                                -----------
    Total assets............................................     47,605,752
                                                                -----------
                                LIABILITIES
Bank overdraft..............................................            656
Payable for investment securities purchased.................        228,398
Payable for Fund shares redeemed............................          1,677
Payable to Adviser..........................................         63,807
                                                                -----------
    Total liabilities.......................................        294,538
                                                                -----------
Net assets applicable to outstanding capital stock..........    $47,311,214
                                                                ===========
Represented by:
  Capital stock - authorized 10 billion shares (Class A -
  2 billion shares, Class B - 2 billion shares, Class C -
  2 billion shares and 4 billion shares unallocated) of $.01
  par value (note 1)........................................    $    32,742
  Additional paid-in capital................................     38,198,214
  Accumulated net realized losses from investments..........     (1,872,126)
  Unrealized appreciation on investments....................     10,952,384
                                                                -----------
    Total - representing net assets applicable to
    outstanding capital stock...............................    $47,311,214
                                                                ===========
Net assets applicable to outstanding Class A shares.........    $40,008,663
                                                                ===========
Net assets applicable to outstanding Class B shares.........    $ 6,491,014
                                                                ===========
Net assets applicable to outstanding Class C shares.........    $   811,537
                                                                ===========
Shares outstanding and net asset value per share:
  Class A - Shares outstanding 2,748,024....................    $     14.56
                                                                ===========
  Class B - Shares outstanding 467,651......................    $     13.88
                                                                ===========
  Class C - Shares outstanding 58,496.......................    $     13.87
                                                                ===========

                See accompanying notes to financial statements.

                                                        ADVANTUS ENTERPRISE FUND
                                                         STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED SEPTEMBER 30, 1999

Investment income:
  Interest..................................................    $   139,357
  Dividends.................................................         27,073
                                                                -----------
      Total investment income...............................        166,430
                                                                -----------
Expenses (notes 4 and 5):
  Investment advisory fee...................................        366,946
  Rule 12b-1 fees - Class A.................................        101,768
  Rule 12b-1 fees - Class B.................................         67,028
  Rule 12b-1 fees - Class C.................................          8,554
  Administrative services fee...............................         61,400
  Amortization of organizational costs......................          9,976
  Custodian fees............................................          8,545
  Auditing and accounting services..........................         14,679
  Legal fees................................................         11,780
  Directors' fees...........................................            891
  Registration fees.........................................         33,779
  Printing and shareholder reports..........................         30,278
  Insurance.................................................          3,595
                                                                -----------
      Total expenses........................................        719,219
  Less fees and expenses waived or absorbed:
    Class A Rule 12b-1 fees.................................        (44,303)
                                                                -----------
      Total net expenses....................................        674,916
                                                                -----------
      Investment loss -- net................................       (508,486)
                                                                -----------
Realized and unrealized gains on investments:
  Net realized gains on investments (note 3)................      1,037,408
  Net change in unrealized appreciation or depreciation on
    investments.............................................     10,468,429
                                                                -----------
      Net gains on investments..............................     11,505,837
                                                                -----------
Net increase in net assets resulting from operations........    $10,997,351
                                                                ===========

                See accompanying notes to financial statements.

ADVANTUS ENTERPRISE FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED SEPTEMBER 30, 1999 AND 1998

                                                                    1999            1998
                                                                ------------    ------------
Operations:
  Investment loss - net.....................................    $   (508,486)   $   (525,734)
  Net realized gain (loss) on investments...................       1,037,408      (2,030,305)
  Net change in unrealized appreciation or depreciation on
    investments.............................................      10,468,429     (13,106,890)
                                                                ------------    ------------
      Increase (decrease) in net assets resulting from
        operations..........................................      10,997,351     (15,662,929)
                                                                ------------    ------------
Capital share transactions (notes 4 and 6):
  Proceeds from sales:
    Class A.................................................      13,658,724       3,263,000
    Class B.................................................         965,495       2,839,504
    Class C.................................................         209,571         355,028
  Payments for redemption of shares:
    Class A.................................................     (14,679,306)     (2,649,374)
    Class B.................................................      (1,982,135)     (2,157,258)
    Class C.................................................        (385,371)       (378,918)
                                                                ------------    ------------
      Increase (decrease) in net assets from capital share
        transactions........................................      (2,213,022)      1,271,982
                                                                ------------    ------------
      Total increase (decrease) in net assets...............       8,784,329     (14,390,947)
Net assets at beginning of year.............................      38,526,885      52,917,832
                                                                ------------    ------------
Net assets at end of year...................................    $ 47,311,214    $ 38,526,885
                                                                ============    ============

                See accompanying notes to financial statements.

ADVANTUS ENTERPRISE FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1999

(1) ORGANIZATION

    Advantus Enterprise Fund, Inc. (the Fund) was incorporated on January 27, 1994. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek the long-term accumulation of capital.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

ADVANTUS ENTERPRISE FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income (loss) or realized gains (losses) were recorded by the Fund.

    For federal income tax purposes, the Fund has a capital loss carryover in the amount of $1,592,982 which, if not offset by subsequent capital gains, will expire September 30, 2005 through 2007. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to increase undistributed net investment income and decrease additional paid-in capital by $508,486.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS

    For the year ended September 30, 1999, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $42,728,946 and $45,590,740 respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS

    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (First Data Investor Services Group). Prior to October 26, 1998, the Fund's transfer agent was Minnesota Life. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .80 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays Rule 12b-1 fees to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. Prior to February 1, 1999, the Class A Plan provided for a distribution fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C
1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. Ascend is currently waiving the portion of Class A
Rule 12b-1 fees which exceeds, as a percentage of average daily net assets,
 .15 percent. Ascend waived Class A Rule 12b-1 fees in the amount of $44,303 for the year ended September 30, 1999.

                                                        ADVANTUS ENTERPRISE FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    Effective October 26, 1998, the Fund entered into a new shareholder and administrative services agreement with Minnesota Life. Under this agreement, the Fund pays an administrative services fee to Minnesota Life for accounting, auditing, legal and other services which Minnesota Life provides. Prior to February 1, 1999, the administrative services fee was $3,700 per month. For the period from February 1, 1999 to July 31, 1999, the administrative services fee was $5,700 per month. Effective August 1, 1999, the administrative services fee is $6,200 per month. In addition, for shareholder services performed by Minnesota Life, the Adviser will pay Minnesota Life an annual account servicing fee as agreed by the Adviser and Minnesota Life.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital.

    As of September 30, 1999, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 2,226,404 Class A shares which represents 81.0 percent of the total outstanding Class A shares.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $32,359.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $11,104.

(5) ORGANIZATIONAL COSTS

    The Fund incurred organizational expenses in connection with the start-up and initial registration. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by Advantus Capital, or any other holder, representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion (based on the ratio that the number of initial shares redeemed bears to the total number of outstanding initial shares of the Fund at the date of redemption) of the unamortized organizational cost balance. The amortization of organizational costs was completed during the year.

(6) CAPITAL SHARE TRANSACTIONS

    Transactions in shares for the years ended September 30, 1999 and 1998 were as follows:

                                                   CLASS A                CLASS B               CLASS C
                                            ---------------------   -------------------   -------------------
                                               1999        1998       1999       1998       1999       1998
                                            ----------   --------   --------   --------   --------   --------
Sold......................................     949,425    220,439     73,948    197,838    15,871     24,682
Redeemed..................................  (1,015,571)  (180,222)  (148,820)  (153,483)  (29,144)   (26,413)
                                            ----------   --------   --------   --------   -------    -------
                                               (66,146)    40,217    (74,872)    44,355   (13,273)    (1,731)
                                            ==========   ========   ========   ========   =======    =======

(7) YEAR 2000 (UNAUDITED)

    In 1995, Minnesota Life began addressing computer systems requirements and applications to be Year 2000 ready. Based on a current study, Minnesota Life plans to spend approximately $12 million through 1999 to modify its computer information systems, enabling proper processing of transactions relating to the year 2000 and beyond. The Fund will not be charged for these expenses.

ADVANTUS ENTERPRISE FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(8) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                   CLASS A
                                           --------------------------------------------------------
                                                           YEAR ENDED SEPTEMBER 30,
                                           --------------------------------------------------------
                                             1999        1998        1997        1996      1995(A)
                                           --------    --------    --------    --------    --------
Net asset value, beginning of year.....    $ 11.32     $ 15.90     $ 15.94     $ 14.08     $ 11.03
                                           -------     -------     -------     -------     -------
Income from investment operations:
  Net investment loss..................       (.14)       (.13)       (.04)       (.05)       (.04)
  Net gains (losses) on securities
    (both realized and unrealized).....       3.38       (4.45)       1.74        2.34        3.11
                                           -------     -------     -------     -------     -------
    Total from investment operations...       3.24       (4.58)       1.70        2.29        3.07
                                           -------     -------     -------     -------     -------
Less distributions:
  Distributions from net realized
    gains..............................         --          --       (1.74)       (.43)       (.02)
                                           -------     -------     -------     -------     -------
    Total distributions................         --          --       (1.74)       (.43)       (.02)
                                           -------     -------     -------     -------     -------
Net asset value, end of year...........    $ 14.56     $ 11.32     $ 15.90     $ 15.94     $ 14.08
                                           =======     =======     =======     =======     =======
Total return(c)........................      28.62%     (28.81)%     12.88%      16.66%      27.87%
Net assets, end of year
  (in thousands).......................    $40,009     $31,844     $44,102     $38,722     $30,454
Ratio of expenses to average daily net
  assets(d)(e).........................       1.33%       1.27%       1.28%       1.31%       1.34%
Ratio of net investment income (loss)
  to average daily net assets(d)(e)....       (.97)%      (.91)%      (.32)%      (.38)%      (.48)%
Portfolio turnover rate (excluding
  short-term securities)...............       99.3%       71.1%       65.8%       80.2%       48.8%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b)  Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(d) The Fund's Distributor and Adviser voluntarily waived or absorbed $83,999 in expenses for the year ended September 30, 1995. If the Fund had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.75% for Class A shares, 2.39% for Class B shares and 2.32% for Class C shares. The ratio of net investment income (loss) to average daily net assets would have been (.89)% for Class A shares, (1.60)% for Class B shares and (1.65)% for Class C shares.
(e) The Fund's Distributor voluntarily waived $44,303, $68,536, $74,325 and $68,785 in Class A Rule 12b-1 fees for the years ended September 30, 1999, 1998, 1997 and 1996, respectively. If the Class A shares had been charged for these fees, the ratio of expenses to average daily net assets would have been 1.45%, 1.44%, 1.48% and 1.51%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (1.09)%, (1.08)%, (.52)% and (.58)%, respectively.
(f)  Adjusted to an annual basis.

                                                        ADVANTUS ENTERPRISE FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                                               CLASS B
                                        ------------------------------------------------------

                                                       YEAR ENDED SEPTEMBER 30,
                                        ------------------------------------------------------
                                          1999        1998        1997       1996      1995(A)
                                        --------    --------    --------    -------    -------
Net asset value, beginning of year.....  $10.88      $15.42      $15.64     $13.94     $11.02
                                         ------      ------      ------     ------     ------
Income from investment operations:
  Net investment loss..................    (.26)       (.24)       (.18)      (.12)      (.09)
  Net gains (losses) on securities
    (both realized and unrealized).....    3.26       (4.30)       1.70       2.25       3.03
                                         ------      ------      ------     ------     ------
    Total from investment operations...    3.00       (4.54)       1.52       2.13       2.94
                                         ------      ------      ------     ------     ------
Less distributions:
  Distributions from net realized
    gains..............................      --          --       (1.74)      (.43)      (.02)
                                         ------      ------      ------     ------     ------
    Total distributions................      --          --       (1.74)      (.43)      (.02)
                                         ------      ------      ------     ------     ------
Net asset value, end of year...........  $13.88      $10.88      $15.42     $15.64     $13.94
                                         ======      ======      ======     ======     ======
Total return(c)........................   27.57%     (29.44)%     11.89%     15.65%     26.71%
Net assets, end of year
  (in thousands).......................  $6,491      $5,903      $7,683     $4,871     $1,720
Ratio of expenses to average daily net
  assets(d)(e).........................    2.18%       2.14%       2.18%      2.20%      2.24%
Ratio of net investment income (loss)
  to average daily net assets(d)(e)....   (1.82)%     (1.77)%     (1.60)%    (1.25)%    (1.45)%
Portfolio turnover rate (excluding
  short-term securities)...............    99.3%       71.1%       65.8%      80.2%      48.8%

                                                                  CLASS C
                                         ----------------------------------------------------------
                                                                                      PERIOD FROM
                                                                                        MARCH 1,
                                                 YEAR ENDED SEPTEMBER 30,              1995(B) TO
                                         ----------------------------------------    SEPTEMBER 30,
                                          1999       1998       1997       1996           1995
                                         -------    -------    -------    -------    --------------
Net asset value, beginning of year.....  $10.87     $15.41     $15.63     $13.94          $11.58
                                         ------     ------     ------     ------          ------
Income from investment operations:
  Net investment loss..................    (.27)      (.26)      (.23)      (.09)           (.06)
  Net gains (losses) on securities
    (both realized and unrealized).....    3.27      (4.28)      1.75       2.21            2.42
                                         ------     ------     ------     ------          ------
    Total from investment operations...    3.00      (4.54)      1.52       2.12            2.36
                                         ------     ------     ------     ------          ------
Less distributions:
  Distributions from net realized
    gains..............................      --         --      (1.74)      (.43)             --
                                         ------     ------     ------     ------          ------
    Total distributions................      --         --      (1.74)      (.43)             --
                                         ------     ------     ------     ------          ------
Net asset value, end of year...........  $13.87     $10.87     $15.41     $15.63          $13.94
                                         ======     ======     ======     ======          ======
Total return(c)........................   27.48%    (29.40)%    11.89%     15.58%          20.38%
Net assets, end of year
  (in thousands).......................  $  812     $  780     $1,133     $  807          $   71
Ratio of expenses to average daily net
  assets(d)(e).........................    2.18%      2.14%      2.18%      2.19%           2.24%(f)
Ratio of net investment income (loss)
  to average daily net assets(d)(e)....   (1.82)%    (1.78)%    (1.75)%    (1.22)%         (1.57)%(f)
Portfolio turnover rate (excluding
  short-term securities)...............    99.3%      71.1%      65.8%      80.2%           48.8%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b)  Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(d) The Fund's Distributor and Adviser voluntarily waived or absorbed $83,999 in expenses for the year ended September 30, 1995. If the Fund had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.75% for Class A shares, 2.39% for Class B shares and 2.32% for Class C shares. The ratio of net investment income (loss) to average daily net assets would have been (.89)% for Class A shares, (1.60)% for Class B shares and (1.65)% for Class C shares.
(e) The Fund's Distributor voluntarily waived $44,303, $68,536, $74,325 and $68,785 in Class A Rule 12b-1 fees for the years ended September 30, 1999, 1998, 1997 and 1996, respectively. If the Class A shares had been charged for these fees, the ratio of expenses to average daily net assets would have been 1.45%, 1.44%, 1.48% and 1.51%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (1.09)%, (1.08)%, (.52)% and (.58)%, respectively.
(f)  Adjusted to an annual basis.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Enterprise Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Enterprise Fund, Inc. (the Fund) as of September 30, 1999 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the five year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1999 and the results of its operations, changes in its net assets and the financial highlights, for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG LLP

Minneapolis, Minnesota
November 5, 1999

                                                            SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account -- subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA' s, SIMPLE IRA' s, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 8 a.m. to 4:45 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005).

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $3.2 billion in assets in addition to $10.8 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 13 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

     ASCEND FINANCIAL SERVICES, INC.
         400 ROBERT STREET NORTH
         ST. PAUL, MN 55101-2098
           PRESORTED STANDARD
            U.S. POSTAGE PAID
               ST. PAUL MN
             PERMIT NO. 3547

ADDRESS SERVICE REQUESTED

F.48647 Rev. 11-1999